EXHIBIT 10.113

  STATE OF TEXAS
                                                                 (OCS-G-8504)
  COUNTY OF DALLAS


                          ASSIGNMENT AND BILL OF SALE

       THIS Assignment and Bill of Sale (the "Assignment") is entered into and shall be effective as of 12:01 a.m., May 1, 1995 (hereinafter referred to as the "Effective Date"), by and between ENSERCH EXPLORATION, INC., a Texas corporation, (hereinafter referred to as "Assignor"), whose mailing address is 4849 Greenville Avenue, Suite 1500, Dallas, Texas, 75206; and READING & BATES DEVELOPMENT CO., a Delaware corporation (hereinafter referred to as "Assignee"), whose mailing address is 901 Threadneedle, Suite 200, Houston, Texas 77079.

                              W I T N E S S E T H:

    1. Sale. THAT, FOR THE CONSIDERATION stated hereinbelow in Article 5. and OTHER VALUABLE CONSIDERATION, the sufficiency of which is hereby acknowledged, Assignor does hereby GRANT, SELL, TRANSFER, ASSIGN, and CONVEY unto Assignee the undivided right, title and interest reflected in
  Exhibit 1 Part (a) hereof, in and to the following described interests and properties (the undivided interest being assigned hereunder in such interests and properties shall hereinafter be referred to collectively as the "Assets" and the specific quantitative interest being assigned hereunder represents an undivided twenty percent (20%) of the interest of Assignor in the Assets):

        a. The oil, gas and mineral lease described on Exhibit 1, Part (a) (the Lease ), together with a like interest with respect to the Lease in and to any and all (i) mineral interests, (ii) overriding or landowners' royalty interests, (iii) surface and subsurface interests and rights, (iv) beneficial, convertible or reversionary interests, (v) interest owned, claimed or acquired, or to be owned, claimed or acquired, by agreement, (vi) production payments, (vii) contractual interests owned pursuant to participation agreements, operating agreements or similar agreements, and (viii) any and all like or unlike interests, including without limitation those specific items identified on
           Exhibit 1, Part (a). This shall include any contractual rights providing for the acquisition or earning of any of the foregoing, and Assignor's rights in respect of any pooled, communitized or unitized acreage of which any of the foregoing is a part. SAVE AND EXCEPT ANY RIGHT, TITLE OR INTEREST OF ASSIGNOR IN AND TO, OR ANY RIGHTS DERIVED FROM, ANY BIDDING AGREEMENTS EXECUTED BY AND BETWEEN ASSIGNOR AND MOBIL OIL EXPLORATION & PRODUCING SOUTHWEST INC.. (All of the foregoing shall be called collectively the
            Leasehold Interests. )

        b. Any and all wells, wellbores, pipe, gathering lines, compressors, facilities, equipment, platforms, pipelines and any and all other personal, real, movable and immovable property, fixtures or equipment which are located on or used directly in connection with the production, treatment or transportation of oil and gas from the Leasehold Interests, including, without limitation, those items specifically identified on Exhibit 1, Part (b) (the
            Equipment ).

        c. Any and all easements, rights of way, and subsurface and surface rights associated or used in connection with any such easements or rights of way, which easements, rights-of-way and subsurface and surface rights have been obtained for use in connection with the Leasehold Interests (the Gathering Facilities ).

        d. Any and all oil, gas and other minerals produced from or attributable to the Leasehold Interests on or after the Effective Date.

        e. To the extent the same are assignable or transferable by Assignor and to the extent and only to the extent that the same relate to the ownership or operation of the Leasehold Interests, the Gathering Facilities or the Equipment on or after the Effective Date, a like interest in and to all orders, contracts, agreements (including without limitation all operating agreements, transportation agreements, unit agreements, participation agreements and processing agreements), instruments, licenses, authorizations, permits, audits, claims, liens, suits, settlements and demands, and other rights, privileges, benefits and powers conferred upon Assignor, including, but not limited to those listed on Exhibit 1 part (c).

  TO HAVE AND TO HOLD unto Assignee, subject to the terms, conditions and reservations hereinbelow recounted.

     2.  Title Warranty.  Assignor warrants that:

       a. Except as specifically set forth in the Purchase and Sale Agreement described in Article 10. below or under the contracts and agreements listed in Exhibit 1 to this Assignment, and further except as a consequence of the formation of a unit, neither Assignor nor any parent, subsidiary or affiliate of Assignor during their respective periods of ownership has (A) executed any deed, conveyance, assignment or other instrument as an assignor, grantor, sublessor or in another capacity or (B) has breached any obligation under any Lease that would (i) result in Assignee's being entitled to receive less than the net revenue interest for any Lease, well or unit set forth in Exhibit 1 of all oil and gas in, under, and that may be produced, saved and marketed from or attributable to such Lease, well or unit, or (ii) obligate
          Assignee to bear the costs and expenses relating to the maintenance, development and operation of such Lease, well or unit in an amount greater than the working interest for such Lease, well or unit set forth in Exhibit 1, unless the net revenue interest attributable to said working interest is increased by a proportionate or greater amount; and

       b. Except as specifically set forth in the Purchase and Sale Agreement described in Article 10. below or under the contracts and agreements listed in Exhibit 1 to this Assignment, the Assets are free of all liens, security interests and encumbrances;

  (the limited warranty set forth in subparagraphs (a) and (b) above shall hereinafter be referred to as the Special Limited Warranty ). Assignor shall convey the Assets with no warranty whatsoever other than the Special Limited Warranty, but with full substitution and subrogation to Assignee in and to all covenants, agreements, representations and warranties made by others heretofore given or made in connection with the Assets or any part thereof.

    3. Acceptance. Assignee accepts this Assignment and acknowledges delivery of the Assets and accepts the obligations as provided in the Purchase and Sale Agreement described in Article 10 below (including those contracts and agreements listed on Exhibit 1 of this Assignment, insofar and only insofar as such contracts and agreements cover, pertain or apply to the Leasehold Interests), on or after the Effective Date, including, but not limited to, any overriding royalty interests which may burden the Assets and which were created by Assignor's predecessor(s) in title.

    4. Other Warranty Provisions. Assignee acknowledges that (a) Assignor has not made any warranty or representation, whether express, implied, at common law, by statute or otherwise, relating to the fitness for an intended purpose or condition of any movable property constituting a portion of the Assets and (b) Assignee shall acquire such personal property in WHERE IS, AS IS condition. Except as may be specifically set forth to the contrary in the Purchase and Sale Agreement described in 10 below(the "Agreement"), Buyer acknowledges that Seller has made no representations or warranties whatever, expressed or implied, (Seller having hereby expressly disclaimed all such warranties) as to the accuracy, completeness, or materiality of any data, information, record or materials now, heretofore, or hereafter made available in connection with this Agreement (including, without limitation, any descriptions of oil and gas leases; quality or quantity or hydrocarbon reserves attributable to the Assets, if any; production rates, exploratory or development drilling opportunities, decline rates, potential for production of hydrocarbons from the Assets; the environmental condition of said Assets; the legal, tax or other consequences of owning Seller's interest in the Assets; or any other information contained in any material furnished in connection with this transaction). Any and all such data, information, records or materials furnished by Seller to Buyer is provided as a convenience only and any reliance on or use of same is at the Buyer's sole risk. WITHOUT LIMITING THE GENERALITY OF THIS PARAGRAPH, SELLER DISCLAIMS AND NEGATES AS TO ANY PERSONAL PROPERTY, FIXTURES, IMPROVEMENTS AND APPURTENANCES SUBJECT TO THIS AGREEMENT (INCLUDING ALL WELLS): (A) ANY IMPLIED OR EXPRESS WARRANTY OF MERCHANTABILITY, (B) ANY IMPLIED OR EXPRESS WARRANTY OF FITNESS FOR A PARTICULAR PURPOSE, AND (C) ANY IMPLIED OR EXPRESS WARRANTY OF CONFORMITY TO MODELS OR SAMPLE OR MATERIALS. THE PURCHASER EXPRESSLY AGREES THAT TITLE TO SUCH PERSONAL PROPERTY, FIXTURES, IMPROVEMENTS AND APPURTENANCES WILL BE ACCEPTED "AS IS", "WHERE IS", "WITH ALL FAULTS", AND IN ITS PRESENT CONDITION AND STATE OF REPAIR.

    5. Consideration. The consideration for this Assignment and the nine other Assignments and Bills of Sale this day entered into by and between Assignor and Assignee conveying certain interests in OCS-G 8504, 7049, 8010, 8012, 8876, 13171, 13696, 8000, 8006 and 8005, is the sum of
  Eighteen Million Two Hundred Fifty Thousand and No/100 ($18,250,000.00) Dollars ("Purchase Price"), in part payment thereof, Assignee has paid, in ready and current funds, the sum of Six Million Two Hundred Fifty Thousand and NO/100 ($6,250,000.00) Dollars to the Assignor, who hereby acknowledges the receipt thereof and grants full acquittance and discharge therefor.

    And, for the balance of the Purchase Price, the sum of Twelve Million and No/100 ($12,000,000.00) Dollars, the Assignee has furnished one (1) certain Promissory Note in the amount of Twelve Million and No/100 Dollars ($12,000,000.00), drawn by the Assignee to the order of Assignor, dated the 18th day of October, 1995, and payable in two installments of Six Million and No/100 ($6,000,000.00) Dollars each, the first due on March 31, 1996 and the second due on September 30, 1996, which note bears interest at the rate of 8.56% per annum from date thereof until paid.

    6. Liability of Successors. The terms, conditions, rights and obligations of this Assignment shall run with the land and extend to and be binding upon the parties hereto and their respective successors, heirs and/or assigns.

    7. Counterparts. This Assignment may be executed in several original counterparts, all of which are identical. Each of such counterparts shall for all purposes be deemed to be an original, and all such counterparts shall together constitute but one and the same instrument. The signature pages of the counterparts may be amalgamated to form complete documents for the purpose of recording complete documents in the public registries.

    8. Severability. If any provision of this Assignment is invalid or unenforceable in part or in whole in any jurisdiction applicable to this Assignment, then, to the extent permitted by applicable law, (i) the other provisions hereof shall remain in full force and effect in such jurisdiction and shall be liberally construed in order to carry out the intentions of the parties hereto as nearly as may be possible, and (ii) the invalidity or unenforceability of such provision in any jurisdiction shall not affect the validity or enforceability thereof in any other jurisdiction.

    9. Governing Law. THIS ASSIGNMENT SHALL BE GOVERNED BY AND INTERPRETED IN ACCORDANCE WITH THE SUBSTANTIVE LAWS OF THE STATE OF LOUISIANA, WITHOUT REGARD TO CONFLICT OF LAW RULES THAT WOULD DIRECT APPLICATION OF THE LAWS OF ANOTHER JURISDICTION.

    10. Purchase and Sale Agreement. Notwithstanding anything to the contrary provided herein, this Assignment shall at all times be subject to the terms, conditions and exceptions contained in that certain unrecorded Purchase and Sale Agreement dated the same date as this Assignment by and between Assignor and Assignee. The unrecorded Purchase and Sale Agreement shall at all times govern the rights of the parties in and to the Assets. All interested parties are hereby given notice of the existence of the unrecorded Purchase and Sale Agreement.

    11. MMS Approval. This Assignment is expressly made subject to the approval of the Minerals Management Service, United States Department of the Interior.

       IN WITNESS WHEREFORE, this Assignment is executed in multiple originals and in the presence of the undersigned witnesses on this 18th day of October, 1995, but to be effective as of the Effective Date.

  WITNESSES:                                ASSIGNOR:

                                            ENSERCH EXPLORATION, INC.
  ___________________________________       Tax ID #  75-2556975
  Name:  James K. Teringo, Jr.


                                             By:
  ___________________________________           R. L. Kincheloe
  Name:                                         Senior Vice President,
                                                Offshore and International

                                              ASSIGNEE:
  WITNESSES:
                                              READING & BATES DEVELOPMENT CO.
                                              Tax ID# 73-0797067

  ______________________________________

  Name:_________________________________      By: __________________________
                                                  D.  C.  Toalson
                                                  President

  Name:__________________________________

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  STATE OF TEXAS

  COUNTY OF DALLAS


    BEFORE ME, the undersigned authority, duly commissioned and qualified within and for the State and County aforesaid, personally came and appeared:

    R. L. KINCHELOE, to me personally known to be the person whose name is subscribed to the foregoing instrument, who declared and acknowledged to me, notary, in the presence of the undersigned competent witnesses, that he executed the above and foregoing instrument in his capacity as Senior Vice President, Offshore and International of Enserch Exploration, Inc., a Texas corporation, on behalf of said corporation with full authority, and that the said instrument is the free act and deed of the said corporation, and was executed for the uses, purposes and benefits therein expressed.

    THUS DONE, READ AND SIGNED in the State and County aforesaid, in the presence of James K. Teringo, Jr. and ________________________, competent witnesses, on the 18th day of October, 1995.

  WITNESSES:


  ____________________________________      _______________________________
  James K. Teringo, Jr.                      R. L. KINCHELOE

  ____________________________________


              _____________________________________
              Notary Public in and for the
              State of Texas

  My Commission expires:

  ____________________________


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  STATE OF TEXAS

  COUNTY OF DALLAS


    BEFORE ME, the undersigned authority, duly commissioned and qualified within and for the State and County aforesaid, personally came and appeared:

    D. C. TOALSON, to me personally known to be the person whose name is subscribed to the foregoing instrument, who declared and acknowledged to me, notary, in the presence of the undersigned competent witnesses, that he executed the above and foregoing instrument in his capacity as President of Reading & Bates Development Co., a Delaware corporation, on behalf of the said corporation with full authority, and that the said instrument is the free act and deed of the said corporation, and was executed for the uses, purposes and benefits therein expressed.

    THUS  DONE, READ AND  SIGNED in  the State and County  aforesaid, in the
  presence         of          _________________________________         and
  _________________________________, competent witnesses, on the 18th day of
  October, 1995.

  WITNESSES:


  ___________________________________   _________________________________
                                        D. C. TOALSON
  ___________________________________


               ____________________________________
               Notary Public in and for the
               State of Texas

  My Commission expires:

  __________________________________


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                                 EXHIBIT 1
                                  Part (a)

     LEASE OCS-G 8504. That certain Oil and Gas Lease of Submerged Lands under the Outer Continental Shelf Lands Act made and effective as of June 1, 1986, by and between the United States of America, as Lessor, and Placid Oil Company, et al., as Lessees, bearing Serial No. OCS-G 8504 covering all of Block 209, Green Canyon, OCS Official Protraction Diagram, NG 15-3.

           Working Interest         13.33333%
           Net Revenue Interest     11.61687%

                                    Part (b)

     Together with a like interest in and to:

                                      NONE

                                    Part (c)

     Together with a like interest in and to:

  1. Offer Letter dated April 17, 1995, executed by and between Enserch Exploration, Inc. and Reading & Bates Development Co., as such may have been amended.

  2.    Partial   Lease  Interest   Acquisition  Agreement   dated  effective
        September 22, 1988, as amended, executed by and between Exxon Corporation and Opubco Resources, Inc., et al.

  3. Offshore Operating Agreement dated effective September 22, 1988, executed by and between Exxon Corporation and Placid Oil Company, et al., as amended by instrument effective November 21, 1989, covering and pertaining to Green Canyon Block 209.

  4.    Farmout Agreement dated  July 10,  1991 (including all amendments  to
        that  agreement),  between   Exxon  Corporation  and  Hunt  Petroleum
        Corporation covering Green Canyon Blocks 209, 254, 297, 298 and 342.

  5. Bidding Agreement dated April 1, 1986, (including all amendments to that agreement) between Exxon Corporation and Amoco Production Company, et al., covering and pertaining to Green Canyon Block 209.

  6. Purchase and Sale Agreement dated March 28, 1995, executed by and between Exxon Corporation, as Seller and Enserch Exploration, Inc., as Buyer.

  7. Purchase and Sale Agreement dated February 28, 1995, executed by and between Enserch Offshore, Inc., as Buyer and HI Production Company, Inc., as Seller.

  8. Purchase and Sale Agreement dated February 28, 1995, executed by and betweenEnserch Offshore,Inc., asBuyer andPlacid OilCompany, asSeller.

  9. Purchase and Sale Agreement dated February 28, 1995, executed by and between Enserch Offshore, Inc., as Buyer and OPUBCO Resources, Inc., as Seller.

  NOTE:   ALL REFERENCES IN THIS  EXHIBIT 1 MADE  TO "WORKING  INTEREST" AND
  "NET REVENUE INTEREST", AND TO THE NUMBERS SET FORTH IN CONNECTION THEREWITH, ARE FOR TITLE WARRANTY PURPOSES ONLY.